UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 29, 2004

Care Concepts I, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20958	86-0519152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

760 East McNab Road, Pompano Beach, Florida 33060

(Address of Principal Executive Office) (Zip Code)

954-786-8458

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated March 30, 2004

Item 9.     Regulation FD Disclosure

On March 30, 2004, the Company issued a press release announcing its financial results for the year ended December 31, 2003, as disclosed in its Annual Report on Form 10-KSB filed with the Securities and Exchange Commission. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARE CONCEPTS I, INC.

Date: March 30, 2004	By:	/s/ STEVE MARKLEY
Steve Markley Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99.1	Press Release dated March 30, 2004